SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                               (Amendment No. __)

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              The Spain Fund, Inc.
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                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rule 14a6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
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     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit  price  or other  underlying  value  of  transaction  computed pursuant  to  Exchange  Act Rule  0-11 (Set  forth the  amount on which the
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     (4) Proposed maximum aggregate value of transaction:
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     (5) Total fee paid:
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[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

[LOGO]  AllianceBernstein(SM)
        Investment Research and Management

                                                            THE SPAIN FUND, INC.

--------------------------------------------------------------------------------
1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
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                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  June 29, 2005

To the Stockholders of The Spain Fund, Inc.:

      Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Spain Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Wednesday, June 29, 2005 at 11:00 a.m., for the following purposes, which are more fully described in the accompanying Proxy Statement dated May 20, 2005:

      1. To elect three Directors of the Fund to hold office for a term of three years, each such Director to hold office until his successor is duly elected and qualifies; and

      2. To transact such other business as may properly come before the Meeting.

      The Board of Directors has fixed the close of business on May 6, 2005 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund. Each stockholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed proxy card.

                                             By Order of the Board of Directors,

                                             Mark R. Manley
                                             Secretary

New York, New York
May 20, 2005

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

      Please indicate your voting directions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please mark and mail your proxy card promptly in order to save the Fund any additional expense of further proxy solicitation and in order for the Meeting to be held as scheduled.
--------------------------------------------------------------------------------

(SM) This registered service mark used under license from the owner.

                                PROXY STATEMENT

                              THE SPAIN FUND, INC.

                           1345 Avenue of the Americas
                            New York, New York 10105

                              --------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                  June 29, 2005

                              --------------------

                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Spain Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Wednesday, June 29, 2005 at 11:00 a.m. The solicitation will be made by mail and the cost will be borne by the Fund. The Notice of Meeting, this Proxy Statement and the accompanying Proxy Card are being mailed to stockholders on or about May 20, 2005.

      The Board of Directors has fixed the close of business on May 6, 2005 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the "Record Date"). The outstanding voting shares of the Fund as of the Record Date consisted of 8,714,577 shares of common stock, each share being entitled to one vote. All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies solicited on behalf of the Board of Directors will be voted for the election of three Directors (Proposal One). Any stockholder may revoke that stockholder's proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing and delivering to the Secretary another proxy of a later date or by personally voting at the Meeting.

      Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention"). The shares represented by abstentions will be considered present for purposes of determining the existence of a quorum for the transaction of business. With respect to Proposal One, which is a matter to be determined by an affirmative vote of the holders of a majority of the outstanding shares of common stock of the Fund, an abstention will have the effect of a vote against the Proposal. If any proposal, other than Proposal One, properly comes before the Meeting, shares represented by proxies will be voted on all such proposals in the discretion of the person or persons holding the proxies.

      A quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board of Directors on Proposal One are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the Record Date to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by the Board of Directors on Proposal One will be voted against adjournment as to that proposal.

      The Fund will bear the cost of this Proxy Statement. The Fund has engaged King Mutual Fund Services, ("DF King"), 48 Wall Street, New York, New York 10005, to assist the Fund in soliciting proxies for the Meeting. The Fund will pay DF King a fee of $900 for its services plus reimbursement of out-of-pocket expenses.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

      At the Meeting, three Directors are proposed for election, each to serve for terms of three years and until his successor is duly elected and qualifies. The affirmative vote of the holders of a majority of the outstanding shares of common stock of the Fund is required to elect a Director. It is the intention of the persons named in the enclosed proxy card to nominate and vote in favor of election of the nominees listed below.

      Pursuant to the Charter and Amended and Restated Bylaws of the Fund (the "Bylaws"), the Board of Directors is divided into three classes. The terms of the members of Class One will expire as of the Meeting and when their successors are duly elected and qualify, the terms of the members of Class Two will expire as of the annual meeting of stockholders for 2006 and when their successors are duly elected and qualify, and the terms of the members of Class Three will expire as of the annual meeting of stockholders for 2007 and when their successors are duly elected and qualify. Upon expiration of the terms of office of the members of each class as set forth above, the terms of their successors in that class will continue until the end of their terms and until their successors are duly elected and qualify. Messrs. Jose Ignacio Comenge, Daniel de Fernando Garcia and Ignacio Gomez-Acebo are currently the Directors constituting Class One; Messrs. Antonio Eraso and William H. Foulk, Jr. are currently the Directors constituting Class Two; and Messrs. Francisco Gomez Roldan and Juan Manuel Sainz de Vicuna and Ms. Inmaculada de Habsburgo-Lorena are currently the Directors constituting Class Three.

      Under this classified Board structure, only those Directors in a single class may be replaced in any one year. It would require two years to replace a majority of the Board of Directors, although Maryland law provides that stockholders may remove Directors under certain circumstances, even if they are not then standing for re-election and, under regulations of the Securities and Exchange Commission (the "Commission"), appropriate stockholder proposals may be included in the Fund's annual proxy statement. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for the Fund's stockholders to change the majority of Directors and, thus, has the effect of maintaining the continuity of management.

      The Board of Directors at a meeting held on December 21, 2004, elected Mr. Jose Ignacio Comenge to fill a vacancy created by the resignation of Mr. Norman
S. Bergel. Under the Bylaws of the Fund, Mr. Comenge must stand for election at the Meeting, which is the first meeting of stockholders after his election as Director by the Board of Directors. The Board of Directors has nominated each of Messrs. Jose Ignacio Comenge, Daniel de Fernando Garcia and Ignacio Gomez-Acebo for re-election as a Director in Class One. Each nominee has consented to serve as a Director. The Board of Directors knows of no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

      A provision of the Fund's Bylaws (the "Qualification Bylaw") requires, among other things, that to be eligible for nomination as a Director, an individual must have either (i) a substantial Spanish connection of a type specified, or (ii) be, or previously have been, connected in a specified manner with the investment adviser (or any of their affiliates). The Governance and Nominating Committee of the Board of Directors determines whether an individual so qualifies and has determined that each of the nominees named above satisfies the Bylaw requirements.

      Although the Fund is a Maryland corporation, certain of the Fund's Directors and officers are residents of Spain, or the United Kingdom, and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for United States investors to effect service upon such Directors or officers within the United States or to realize judgments of courts of the United States predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Spain and the United Kingdom of the civil remedies and criminal penalties afforded by the federal securities laws of the United States. Also, it is unclear if extradition treaties now in effect between the United States and each of Spain, and the United Kingdom would subject Directors and officers residing in those countries to effective enforcement of the criminal penalties of the federal securities laws.

      Certain information concerning the Fund's Directors, including the nominees for election as Directors, is set forth below.

                              Year                              Principal                  Number of
                              Term                           Occupation(s),               Portfolios        Other
                              as a                              Including                   in Fund     Directorships
                            Director                          Directorships                 Complex        Held by
Name, Address and             Will        Years of          Held, During Past              Overseen       Director
Date of Birth                Expire       Service*               5 Years                  by Director    or Nominee
-----------------------     --------      --------          -----------------             -----------   -------------
INTERESTED DIRECTORS**

Daniel de Fernando         Class One       1 year       Head of Asset Management               1            None
  Garcia                   (2008##)        8 months     and Private Banking BBVA
BBVA, Padilla, 17                                       since October 2002. Prior
28006 Madrid, Spain                                     to 2000 he was associated
7/27/65                                                 with J.P. Morgan for 14
                                                        years in the following
                                                        capacities: Managing
                                                        Director and Head of JP
                                                        Morgan Private Banking
                                                        Asset Management (Europe,
                                                        Africa, The Orient and
                                                        Asia) Head of JP Morgan
                                                        Private Banking Wealth
                                                        Management (Europe,
                                                        Africa and The Orient);
                                                        JPMorgan Co-Head of Asset
                                                        Management Services
                                                        Iberia, Head of
                                                        Investments and Chairman
                                                        & CEO of Morgan Gestion,
                                                        S.A. (JPM Madrid); Member
                                                        of AMS European Mgmt.
                                                        Group, Member of PCG
                                                        Europe Management Team,
                                                        Member of JPM Madrid
                                                        Management Committee,
                                                        Equity Portfolio Manager
                                                        in the International
                                                        Investment Group (JPMIM
                                                        London), Fixed Income
                                                        Portfolio Manager, Equity
                                                        Portfolio Manager and
                                                        Director of Morgan
                                                        Gestion, S.A. (Mutual
                                                        Fund Management Company).

Ignacio Gomez-Acebo        Class One    10 years        He is Senior Partner of                1        Clarke, Modet
Gomez-Acebo & Pombo        (2008##)                     Gomez-Acebo & Pombo                               & Co. and
Paseo de la                                             (law firm); Chairman of                          NOKIA Spain
Castellana 216 12th Fl.                                 the Board of Clarke,
28046 Madrid, Spain                                     Modet & Co. and NOKIA
3/17/32                                                 Spain.

--------------------------------------------------------------------------------
* "Years of Service" refers to the total number of months or years the Director has served as a Director.
** "Interested person," as defined in the Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Act") of the Fund because of an affiliation with Banco Bibao-Viscaya, S.A. (Madrid) ("BBVA"), which executes portfolio transactions for the Fund, or with a law firm that acts as legal counsel to the Fund's investment adviser, Alliance Capital Management L.P. (the "Adviser") from time to time.
##    If re-elected at the Meeting.

                                  Year                              Principal                  Number of
                                  Term                           Occupation(s),               Portfolios        Other
                                  as a                              Including                   in Fund     Directorships
                                Director                          Directorships                 Complex        Held by
Name, Address and                 Will        Years of          Held, During Past              Overseen       Director
Date of Birth                    Expire       Service*               5 Years                  by Director    or Nominee
-----------------------         --------      --------          -----------------             -----------   -------------
DISINTERESTED DIRECTORS

Chairman of the Board          Class Two       1 year       He is an investment adviser           110           None
William H. Foulk, Jr., ***      (2006)         4 months     and an independent
2 Sound View Drive,                                         consultant. He was formerly
Suite 100                                                   Senior Manager of Barrett
Greenwich, Connecticut                                      Associates, Inc., a
06830                                                       registered investment
9/7/32                                                      adviser, with which he
                                                            had been associated since
                                                            prior to 2000. He was
                                                            formerly Deputy
                                                            Comptroller and Chief
                                                            Investment Officer of the
                                                            State of New York and,
                                                            prior thereto, Chief
                                                            Investment Officer of the
                                                            New York Bank for
                                                            Savings.

Antonio Eraso, ***             Class Two       3 years      He is Non-executive                    1        Mapfre, Heron
Latinver, S.A.                 (2006)                       Director of Mapfre, Heron,                      and Santander
Paseo de la Castellana                                      Santander Central Hispano                          Central
28046 Madrid, Spain                                         Activos Inmobiliarios,                             Hispano
4/22/41                                                     Advisor CEO Iberdrola.                             Activos
                                                            President of Heron                              Inmobiliarios
                                                            Espana; Advisor of CB
                                                            Richard Ellis (Spain &
                                                            Portugal); Advisor of
                                                            Bansa Leasing; Advisor of
                                                            Transolver (finance);
                                                            Advisor of Grupo Tecnobit
                                                            S.A. (defense); Advisor
                                                            of Equifax Iberica;
                                                            President's Assessor of
                                                            Iberdrola; President's
                                                            Assessor of Grupo Berge;
                                                            Assessor of Tishman &
                                                            Speyer Espana S.A.;
                                                            Board's Assessor of Young
                                                            & Rubican Espana; Board's
                                                            Assessor of Gleeds
                                                            Iberica (project
                                                            management); Member of
                                                            the National Assembly and
                                                            Permanent Commission of
                                                            ASNEF (National
                                                            Association of Financial
                                                            Entities); Spanish
                                                            Representative of
                                                            EURO-FINAS (European
                                                            Association of Finance);
                                                            formerly Advisor of
                                                            Sedgwick Group Espana.

--------------------------------------------------------------------------------
* "Years of Service" refers to the total number of months or years the Director has served as a Director.
*** Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee of the Board of Directors of the Fund.

                                  Year                              Principal                  Number of
                                  Term                           Occupation(s),               Portfolios        Other
                                  as a                              Including                   in Fund     Directorships
                                Director                          Directorships                 Complex        Held by
Name, Address and                 Will        Years of          Held, During Past              Overseen       Director
Date of Birth                    Expire       Service*               5 Years                  by Director    or Nominee
-----------------------         --------      --------          -----------------             -----------   -------------
Inmaculada de Habsburgo-         Class        17 years      She is President and                   1          The Queen
  Lorena, ***                    Three                      Chief Executive Officer                         Sofia Spanish
Queen Sofia Spanish              (2007)                     of The Queen Sofia                                Institute,
  Institute                                                 Spanish Institute;                                Samuel H.
684 Park Avenue                                             Trustee of Samuel H.                                Kress
New York, NY 10021                                          Kress Foundation; Founder                        Foundation,
7/3/45                                                      and Trustee of the King                           and King
                                                            Juan Carlos International                        Juan Carlos
                                                            Center of New York                              International
                                                            University Foundation;                            Center of
                                                            and member of the Board                            New York
                                                            of World Monuments Fund                           University
                                                            Espana. She has received                          Foundation
                                                            a Master of Arts and a
                                                            Master of Philosophy
                                                            degree from Columbia
                                                            University and a Bachelor
                                                            of Arts degree from
                                                            George Washington
                                                            University.

Francisco Gomez                  Class        16 years      He is Chief Executive                  1            None
  Roldan, ***                    Three                      Officer of Abbey National
Abbey National Plc.              (2007)                     Plc. He was formerly
Abbey National House                                        Chief Financial Officer
2 Triton Square                                             of Santander Central
Regent's Pace                                               Hispano since 2002. Prior
London NW1 3AN                                              thereto he was Chief
7/16/53                                                     Executive Officer of
                                                            Banesto S.A.; Chief
                                                            Executive Officer of
                                                            Argenteria, Caja Postal y
                                                            Banco Hipotecario; Deputy
                                                            General Manager of Banco
                                                            Bilbao-Vizcaya, S.A.,
                                                            General Manager of BBV
                                                            Interactivos, S.A.; and
                                                            General Manager of Banca
                                                            Catalana, S.A.

Jose Ignacio Comenge, ***         Class       4 months      Chairman and C.E.O. of                 1          Colebega,
Paseo de la Castellana, 15         One                      Rexam Iberica, Vice                                Refrige,
28046, Madrid, Spain             (2008##)                   Chairman of Casbega and                          Ebro-Puleva,
9/8/51                                                      Director of Colebega,                             Barbosa &
                                                            Refrige, Ebro-Puleva and                         Almeida and
                                                            Barbosa & Almeida.                              Several Sicav.
                                                            President and Board
                                                            Member of Several Sicav.
                                                            Prior thereto, he was Vice
                                                            Chairman of Mutual
                                                            Madrilena Automovista
                                                            since prior to 2000.

--------------------------------------------------------------------------------
* "Years of Service" refers to the total number of months or years the Director has served as a Director.
*** Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee of the Board of Directors of the Fund.
##    If re-elected at the Meeting.

                                  Year                              Principal                  Number of
                                  Term                           Occupation(s),               Portfolios        Other
                                  as a                              Including                   in Fund     Directorships
                                Director                          Directorships                 Complex        Held by
Name, Address and                 Will        Years of          Held, During Past              Overseen       Director
Date of Birth                    Expire       Service*               5 Years                  by Director    or Nominee
-----------------------         --------      --------          -----------------             -----------   -------------
Juan Manuel Sainz                Class        17 years      He is Honorary Chairman               1           Fundacion
  de Vicuna, ***                 Three                      of Coca-Cola Espana;                              Coca-Cola
Coca-Cola International          (2007)                     President of the Fundacion                       Espana and
Josefa Valcarcel 36                                         Coca-Cola Espana, Director                        Rendelsur
28027 Madrid, Spain                                         of Rendelsur and Asturbega
11/29/25                                                    (Coca-Cola franchises,
                                                            Southern and Northern
                                                            Spain); member of the
                                                            Fundacion de Amigos de
                                                            Museo del Prado, the
                                                            Board of World Monuments
                                                            Fund Espana, and the
                                                            Patronato of Universidad
                                                            Pontificia de Salamanca.

--------------------------------------------------------------------------------
* "Years of Service" refers to the total number of months or years the Director has served as a Director.
*** Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee of the Board of Directors of the Fund.

      The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex is set forth below.

                                     Dollar Range of Equity               Aggregate Dollar Range of Equity
                                       Securities of the                   Securities in the Funds in the
                                           Fund as of                   AllianceBernstein Fund Complex as of
                                           May 6, 2005                               May 6, 2005
                                     ----------------------             ------------------------------------
Antonio Eraso                                 None                                      None
William H. Foulk, Jr.                   $10,001 - $50,000                           Over $100,000
Daniel de Fernando Garcia                     None                                      None
Ignacio Gomez-Acebo                       $1 - $10,000                              $1 - $10,000
Francisco Gomez Roldan                        None                                      None
Inmaculada de Habsburgo-Lorena            $1 - $10,000                              $1 - $10,000
Jose Ignacio Comenge                          None                                      None
Juan Manuel Sainz de Vicuna             $10,001 - $50,000                         $10,001 - $50,000

      As of the Record Date, the Directors and officers of the Fund as a group owned less than 1% of the Fund's common stock. During the Fund's most recently completed fiscal year, the Fund's Directors as a group did not engage in the purchase or sale of securities of the Adviser or of any of its parents or subsidiaries in an amount exceeding 1% of the relevant class of securities.

      During the fiscal year ended November 30, 2004, the Board of Directors met seven times. The Fund does not have a policy that requires a Director to attend the Fund's annual meeting of stockholders. Mr. William H. Foulk, Jr. attended the Fund's prior year's annual meeting of stockholders.

      The Fund's Board of Directors has three standing committees, the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. The members of these committees are identified above in the table listing Directors of the Fund. The Audit Committee is established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and meets during the fiscal year for the purposes set forth in the Audit Committee Charter. The members of the Audit Committee are "independent" as required by the applicable listing standards of the New York Stock Exchange. The Audit Committee met three times during the Fund's most recently completed fiscal year and the Governance and Nominating Committee met once during the Fund's most recently completed fiscal year. The Independent Directors Committee was established subsequent to the completion of the Fund's most recently completed fiscal year.

      The Fund's Board of Directors has adopted a charter for its Governance and Nominating Committee, a copy of which may be found on the Adviser's website, http://www.alliancebernstein.com (click on Investment Solutions/Mutual Funds/ Closed-End). Pursuant to the charter, the Governance and Nominating Committee assists the Board of Directors in carrying out its responsibilities with respect to the governance of the Fund and identifies, evaluates and selects and nominates, or recommends to the Board of Directors, candidates for the Board. It also may set standards or qualifications for Directors. The Governance and Nominating Committee may consider candidates as Directors submitted by current Directors, the Fund's investment adviser, Fund stockholders and other appropriate sources.

      The Governance and Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have owned at least 5% of the Fund's outstanding common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 calendar days before the date of the proxy statement for the previous year's annual meeting of stockholders. The Governance and Nominating Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Governance and Nominating Committee will not consider self-nominated candidates.

      The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's satisfaction of the Qualification Bylaw, the candidate's ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as a disinterested Director.

      The Board of Directors has adopted a process for stockholders to send communications to the Board. To communicate with the Board of Directors or an individual Director of the Fund, a stockholder must send a written communication to the Fund's principal office at the address listed in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board of Directors or the individual Director, c/o Mr. Mark R. Manley, 1345 Avenue of the Americas, New York, New York 10105. All stockholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director.

      The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended November 30, 2004, the aggregate compensation paid to each of the Directors during the fiscal year 2004 by all of the investment companies in the AllianceBernstein Fund Complex and the total number of investment companies in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Fund nor any other investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                                  Number of                         Number of
                                                                                 Investment                        Investment
                                                                              Companies in the                Portfolios within the
                                                        Compensation          AllianceBernstein                 AllianceBernstein
                                                           from the              Fund Complex,                     Fund Complex,
                                                      AllianceBernstein         including the                     including the
                              Compensation from         Fund Complex,         Fund, as to which                 Fund, as to which
                               the Fund during          including the         the Director is a                 the Director is a
Name of Director               its Fiscal Year        Fund, during 2004      Director or Trustee               Director or Trustee
----------------               ---------------        -----------------      -------------------              ---------------------
Antonio Eraso                      $13,000                $13,000                    1                                 1
Daniel de Fernando
  Garcia                           $0                     $0                         1                                 1
William H. Foulk, Jr.              $12,602                $465,035                   47                               110
Ignacio Gomez-Acebo                $0                     $0                         1                                 1
Francisco Gomez Roldan             $11,000                $10,500                    1                                 1
Inmaculada de
  Habsburgo-Lorena                 $13,500                $15,000                    1                                 1
Jose Ignacio Comenge               $0                     $0                         1                                 1
Juan Manuel Sainz
  de Vicuna                        $13,000                $12,500                    1                                 1

      The Board of Directors recommends that the stockholders vote FOR the election of each of the foregoing nominees to serve as a Director of the Fund. POfficer Information

      Certain information concerning the Fund's officers is set forth below. The Fund's officers are elected annually by the Board of Directors to serve until his or her successor is duly elected and qualifies.

    Name, Address and                   Position(s) - (Month and                 Principal Occupation
       Date of Birth                        Year First Elected)                 during the past 5 years
    -----------------                   ------------------------                -----------------------
Marc O. Mayer                         President (1/04)                 Executive Vice President of Alliance
1345 Avenue of the Americas,                                           Capital Management Corporation ("ACMC")*
New York, NY 10105                                                     the general partner of the Adviser since
10/2/57                                                                2001; prior thereto, Chief Executive
                                                                       Officer of Sanford C. Bernstein & Co.,
                                                                       LLC and its predecessor since prior to
                                                                       2000.

Edward D. Baker III                   Senior Vice President (5/03)     Senior Vice President and Chief
Alliance Capital Management                                            Investment Officer - Emerging Markets
  International                                                        of ACMC,* with which he has been
53 Stratton Street                                                     associated since prior to 2000.
London, W1X 6JJ
2/4/51

Philip L. Kirstein                    Senior Vice President and        Senior Vice President, Independent
1345 Avenue of the Americas,            Independent Compliance         Compliance Officer-Mutual Funds
New York, NY 10105                      Officer (10/04)                of ACMC* with which he has been
5/29/45                                                                associated since October 2004. Prior
                                                                       thereto, he was Of Counsel to
                                                                       Kirkpatrick & Lockhart, LLP from
                                                                       October 2003 to October 2004, and
                                                                       General Counsel and First Vice
                                                                       President of Merrill Lynch Investment
                                                                       Managers, L.P. since prior to 2000
                                                                       until March 2003.

Russell Brody                         Vice President (2/98)            A Vice President of ACMC,* with which
Alliance Capital Management                                            he has been associated since prior
  International                                                        to 2000.
53 Stratton Street
London, W1X 6JJ
11/14/66

Cristina Fernandez-Alepuz             Vice President (10/97)           Vice President of Alliance Capital
Alliance Capital Management                                            Limited ("Limited").* She is a European
  International                                                        Companies Analyst, responsible for
53 Stratton Street                                                     analyzing the Spanish market and Latin
London, W1X 6JJ                                                        American banks. Prior thereto, she was
11/1/69                                                                a securities analyst at Gerstemar
                                                                       Securities and Ibersecurities in Spain
                                                                       since prior to 2000.

Mark D. Gersten                       Treasurer and Chief Financial    A Senior Vice President of Alliance
Alliance Global Investor                Officer (6/88)                 Global Investor Services, Inc.
  Services, Inc.                                                       ("AGIS")* and Vice President of
500 Plaza Drive                                                        AllianceBernstein Investment Research
Secaucus, New Jersey 07094                                             and Management, Inc. ("ABIRM"),* with
10/4/50                                                                which he has been associated since
                                                                       prior to 2000.

Vincent S. Noto                       Controller (7/97)                A Vice President of AGIS,* with which
Alliance Global Investor                                               he has been associated since prior to
  Services, Inc.                                                       2000.
500 Plaza Drive
Secaucus, New Jersey 07094
12/14/64

Mark R. Manley                        Secretary (12/03)                Senior Vice President, Deputy General
1345 Avenue of the Americas                                            Counsel and Chief Compliance Officer
New York, NY 10105                                                     of ACMC,* with which he has been
                                                                       10/23/62 associated since prior to
                                                                       2000.

--------------------------------------------------------------------------------
* An affiliate of the Fund

Audit Committee Report

      The following Audit Committee Report was adopted by the Audit Committee of the Fund.

      The Audit Committee operates pursuant to a written charter, a copy of which may be found on the Adviser's website http://www.alliancebernstein.com (click on Investment Solutions/Mutual Funds/Closed-End). The purposes of the Audit Committee are to 1) assist the Board of Directors in its oversight of (i) the integrity of the Fund's financial statements and the independent audit thereof; (ii) the Fund's compliance with legal and regulatory requirements;
(iii) the independent registered public accounting firm's ("Accounting Firm") independence, qualifications and performance; and (iv) the Fund's compliance with applicable laws by receiving reports from counsel who believe they have credible evidence of a material violation of law by the Fund or by someone owing a fiduciary or other duty to the Fund; and 2) to prepare this report. As set forth in the Audit Committee Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent Accounting Firm is responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

      In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent Accounting Firm of the Fund. The Audit Committee has also discussed with the independent Accounting Firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent Accounting Firm to the Adviser and to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund is compatible with maintaining the accountants' independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent Accounting Firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the Accounting Firm the Accounting Firm's independence.

      The members of the Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent Accounting Firm. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's Accounting Firm is in fact "independent."

      Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the most recent fiscal period.

Submitted by the Audit Committee of the Fund's Board of Directors

Juan Manuel Sainz de Vicuna                   Antonio Eraso
Jose Ignacio Comenge                          William H. Foulk, Jr.
Inmaculada de Habsburgo-Lorena                Francisco Gomez Roldan

Independent Accounting Firm

      The Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, as defined by the Act, at a meeting held on November 18, 2004, selected PricewaterhouseCoopers LLP, independent Accounting Firm, to audit the Fund's accounts for the fiscal year ending November 30, 2005. PricewaterhouseCoopers LLP has audited the Fund's accounts since the Fund's commencement of operations and has represented that it does not have any direct financial interest or any material indirect financial interest in the Fund. In reliance on Rule 32a-4 under the Act, the Fund is not seeking stockholder ratification of the selection of PricewaterhouseCoopers LLP as independent Accounting Firm. Representatives of PricewaterhouseCoopers LLP are expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from stockholders.

Independent Accounting Firm's Fees

      The following table sets forth the aggregate fees billed by the independent Accounting Firm for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual reports to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, quarterly press release reviews and preferred stock maintenance testing; (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided to the Fund during this period.

                                                          All Fees for Non-Audit
                                                           Services Provided to
                                                           the Fund, the Adviser
        Audit Fees     Audit Related Fees*   Tax Fees     and Service Affiliates
        ----------     -------------------   --------     ----------------------
2003     $60,000            $14,500           $16,500            $732,291
2004     $60,000            $10,000           $24,700            $769,802

--------------------------------------------------------------------------------
* Audit related fees include $10,000 per year for sub-custodial security counts, paid by the Adviser.

      Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent accountants. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. Accordingly, all of the amounts in the table for Audit Fees, Audit Related Fees and Tax Fees for 2004 are for services pre-approved by the Fund's Audit Committee. The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in the table for the Fund that were subject to pre-approval by the Audit Committee for 2004 were $34,700 (comprising $10,000 of audit related fees and $24,700 of tax fees). The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent accountants to the Adviser and Service Affiliates is compatible with maintaining the Accounting Firm's independence.

                          INFORMATION AS TO THE FUND'S
                               INVESTMENT ADVISER
                                AND ADMINISTRATOR

      The Fund's investment adviser and administrator is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105.

                                  OTHER MATTERS

      Management of the Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. Therefore, the only other matters that may properly come before the Meeting in accordance with the Amended and Restated Bylaws are those presented by or at the direction of the Board of Directors. If any such matter were properly to come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons holding the proxies.

      According to information filed with the Commission, the following persons were the beneficial owners of more than 5% of the Fund's outstanding common stock as of the Record Date.

                                                                  Percent of
                                                                 Common Stock
         Name and Address                    Amount of          Based on Shares
        of Beneficial Owner            Beneficial Ownership       Outstanding
        -------------------            --------------------     ---------------

    Banco Bilbao-Vizcaya, S.A.           1,500,000 shares           17.52%
      Plaza de San Nicholas 4
        48005 Bilbao, Spain

                      SUBMISSION OF PROPOSALS FOR THE NEXT
                         ANNUAL MEETING OF STOCKHOLDERS

      Proposals of stockholders intended for inclusion in the Fund's proxy statement and form of proxy relating to the annual meeting of stockholders of the Fund for 2006 (the "2006 Annual Meeting") must be received by the Fund by January 20, 2006. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with the Fund's Amended and Restated Bylaws. For a stockholder proposal to be presented at that meeting, in accordance with the Fund's Amended and Restated Bylaws, the proposal must be delivered by a stockholder of record to the Secretary of the Fund not earlier than December 21, 2005 and not later than 5:00 p.m., Eastern Time, on January 20, 2006.

      The persons named as proxies for the 2006 Annual Meeting will with respect to proxies in effect at that meeting have discretionary authority to vote on any matter presented for action at that meeting unless the Fund receives notice of the matter within the period specified by the advance notice provision in the Fund's Amended and Restated Bylaws, described above. If the Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Commission.

                             REPORTS TO STOCKHOLDERS

      The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein at (800) 227-4618 or write to Dennis Bowden at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.


                                             By Order of the Board of Directors,


                                             Mark R. Manley
                                             Secretary

May 20, 2005
New York, New York

                     (This page intentionally left blank.)

TABLE OF CONTENTS                                                           Page
--------------------------------------------------------------------------------
INTRODUCTION ...........................................................       1
PROPOSAL ONE ELECTION
  OF DIRECTORS .........................................................       2
INFORMATION AS TO THE
  FUND'S INVESTMENT
  ADVISER AND
  ADMINISTRATOR ........................................................      13
OTHER MATTERS ..........................................................      13
SUBMISSION OF PROPOSALS
  FOR THE NEXT
  ANNUAL MEETING OF
  STOCKHOLDERS .........................................................      14


                                                            The Spain Fund, Inc.



--------------------------------------------------------------------------------


[LOGO]  AllianceBernstein(SM)
        Investment Research and Management


--------------------------------------------------------------------------------

NOTICE OF
ANNUAL MEETING
OF STOCKHOLDERS
AND PROXY STATEMENT

May 20, 2005

     PROXY                    THE SPAIN FUND, INC.                    PROXY


                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                    STOCKHOLDERS TO BE HELD ON JUNE 29, 2005

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE SPAIN FUND, INC.

     The undersigned stockholder of The Spain Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Carol H. Rappa and Christina A. Morse, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at 11:00 a.m., Eastern Time, on June 29, 2005 at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement, revokes any proxy heretofore given with respect to such Annual Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

     The Board of Directors knows of no reason why any of the nominees for the Board of Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

     IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF EACH OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS, AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

     PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

     Please sign this Proxy exactly as your name(s) appear(s) on the records of the Fund. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If the stockholder is a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

                              THE SPAIN FUND, INC.



[X]  Please mark votes as in this example.

Your Board of Directors recommends a vote "FOR" the election of all Nominees.

1.   Election of Directors.

     Class One Directors (Terms expire 2008):
          (01) Daniel de Fernando Garcia,
          (02) Ignacio Gomez-Acebo,
          (03) Jose Ignacio Comenge


                  FOR                                         WITHELD
                  ALL   [_]                              [_]  FROM ALL
                NOMINEES                                      NOMINEES


                       [_]
                           ---------------------------------------
                            For all nominees except as noted above

2. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any postponement or adjournment thereof in the discretion of the Proxy holder(s).


     Please be sure to sign your name(s) exactly as it appears on this Proxy



Signature: ______________  Date:________  Signature: ___________  Date: ________



00250.0031 #572982